UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2014

Item 1. Report to Shareholders

Virginia Tax-Free Bond Fund	February 28, 2014

The views and opinions in this report were current as of February 28, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bond returns were narrowly mixed in the one-year period ended February 28, 2014, as strong gains in the last six months mostly offset losses in the first half of our fiscal year. Intermediate- and long-term Treasury interest rates increased over the last year amid moderate economic growth and expectations that the Federal Reserve would start to reduce the size of its monthly asset purchases—which it did at the beginning of 2014. Longer-term municipal interest rates also increased over the last year, while shorter-term yields were little changed. While its absolute returns over the fiscal year were disappointing, we are pleased to report that the Virginia Tax-Free Bond Fund enjoyed a rebound in recent months and outperformed its peer group average.

ECONOMY AND INTEREST RATES

Despite higher federal tax rates and spending cuts at the beginning of 2013, the U.S. economy grew at a moderate pace over the last 12 months. Gross domestic product expanded at a 4.1% annualized rate in the third quarter of 2013, the highest rate in about two years, and at a milder 2.4% rate in the fourth quarter, in part because of weaker-than-expected consumer spending. Still, steady job growth helped reduce the national unemployment rate to 6.7% in February. We anticipate that the U.S. economic recovery will strengthen in 2014, as last year’s fiscal policy headwinds subside and wage growth improves.

To support the recovery, the Federal Reserve purchased $45 billion in Treasuries and $40 billion in agency mortgage-backed securities every month in 2013 to suppress longer-term rates. In both January and February 2014, however, the Fed reduced the size of its monthly purchases by $10 billion. We anticipate that the Fed will announce similar reductions after future monetary policy meetings, with asset purchases likely to end by the close of 2014. While Fed tapering may result in higher long-term interest rates, short-term rate increases seem unlikely to occur until sometime in late 2015 or 2016.

The Treasury and municipal yield curves steepened over the last year: Long-term yields increased as the taper approached, while short-term rates remained anchored by the Fed’s commitment to keep them low even after the unemployment rate drops below 6.5%—assuming inflation remains contained. However, high-quality 30-year municipal yields rose more than the 30-year Treasury yield, which is unusual, and were slightly higher than the 30-year Treasury yield at the end of our reporting period. On a relative basis, this demonstrates the attractiveness of long-term tax-free bonds as an alternative for fixed income investors.

As of February 28, 2014, the 3.72% yield offered by a 30-year tax-free bond rated AAA was about 104% of the 3.58% pretax yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.17% to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Full-year municipal issuance in 2013 totaled about $330 billion versus about $380 billion in 2012, according to The Bond Buyer, while issuance in the first two months of 2014 has been lower than expected, at around $34 billion. Issuance since mid-2013 has been somewhat limited, as higher long-term interest rates discouraged municipalities from refinancing older debt. Outflows from the municipal market persisted throughout the second half of 2013, and rising rates and credit concerns in certain parts of the muni market restrained demand from individual investors during that period. These trends abated somewhat in the first two months of 2014, but a resumption of rising rates or cash flows out of municipal bond portfolios could weigh on the market.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity, or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Austerity-minded state and local government leaders remain conservative about adding to indebtedness, which we consider to be supportive. Indeed, most states have acted responsibly in the last few years by cutting spending and raising taxes and fees to close budget deficits. While state tax revenues are growing again, the pattern has been slower and more uneven than it has been historically, and expense pressures continue. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we have longer-term concerns about some states’ willingness and ability to address sizable pension obligations and other retirement benefits.

Detroit’s Chapter 9 bankruptcy case, while not an indicator of a systemic breakdown in municipal credit fundamentals, remains a concern for municipal investors. The judge in the case has ruled that the city is eligible for bankruptcy and that pension benefits—even though they are protected by the Michigan Constitution—could be reduced through the federal bankruptcy process.

Also, the deteriorating fiscal situation in the Commonwealth of Puerto Rico, as highlighted in the media and as indicated by recent credit rating agency downgrades to below investment grade, is still a risk to the broader muni market. This U.S. territory’s liabilities are large relative to the size of its economy, with close to $50 billion of municipal debt outstanding and over $70 billion of general indebtedness for the commonwealth and its various governmental agencies. We continue to have very low exposure to Puerto Rico and would not be surprised if there are additional downgrades or if the commonwealth seeks a debt restructuring in the next year or two. Puerto Rico’s $3.5 billion bond issuance in early March will provide some stability in the short run, but over the long term, the commonwealth’s government will need to continue to make difficult decisions in order to improve its fiscal and economic profile.

In terms of sector performance, state and local general obligations (GOs) were flat but held up better than revenue bonds over the last 12 months. We favor bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by these essential service providers. Among revenue bonds, special tax and power bonds were two of the worst-performing sectors for the year due to weakness in Puerto Rican issues. Most remaining revenue segments were flat, but housing bonds outperformed with mild gains, helped by the residential real estate recovery.

Virginia Market News
Virginia’s economy is stable. The commonwealth’s unemployment rate of 5.2% in December—down from 5.6% a year earlier—was well below the national rate of 6.7%. Recent readings on demographic trends also remain favorable. Virginia’s population has grown steadily, and Virginians remain relatively wealthy, with per capita personal income in 2012 ranking eighth among the states.

The commonwealth’s fiscal position, while weakened by falling revenues during the last recession, continues to compare favorably with that of other states. Audited results for the fiscal year ended June 30, 2013, indicate that general fund revenues increased by 5%, leading to a statutory surplus of $137 million. Virginia has been proactive in cutting expenses to bring its budget into balance, and we continue to take comfort in its solid record of fiscal stewardship. Virginia’s Revenue Stabilization Fund (RSF) held $928 million, or 5.2% of revenues, as of June 30, 2013. Another $30 million has been allocated to create a Federal Action Contingency Trust Fund to prepare for possible federal spending reductions.

For the first eight months of fiscal year 2014, general fund receipts have slowed, growing just 0.3% compared with expectations of 2.1%. In December, Governor Robert McDonnell trimmed expenses by $249 million for the remainder of fiscal year 2014 to compensate. Before ending his term, Governor McDonnell proposed a budget bill for 2014–2016 that would deposit more surplus funds into Virginia’s RSF, bringing its balance to over $1 billion by June 30, 2016. Newly elected Governor Terry McAuliffe and Virginia’s General Assembly are working on finalizing this biennial budget, which will be taken up in a special legislative session, as the 2014 regular session ended on March 8, 2014. The delay, which is due to debate over whether to expand Medicaid, is expected to be limited.

Virginia’s debt burden has grown but is still manageable. The commonwealth has $9.8 billion of total net tax-supported debt outstanding, ranking it in the middle of the pack among states when measured by debt per capita and debt relative to personal income, according to Moody’s. While Virginia does not face as dire a crisis in pension liabilities as some other states, the unfunded portion of its pension system has been growing. As of June 30, 2012 (the most recent data available), the Virginia Retirement System was funded at 66% on an actuarial basis. Unfunded liabilities associated with other post-employment benefits were relatively modest in comparison with other states. The state’s relatively favorable fiscal position continues to be reflected in its credit ratings. GO bonds issued by Virginia are rated AAA by all three major rating agencies and carry a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGY

The Virginia Tax-Free Bond Fund returned -0.99% in its fiscal year ended February 28, 2014, with a gain of 6.75% in the last six months nearly offsetting the losses in the first half of our fiscal year. Our strong performance relative to the benchmark benefited from our yield curve positioning, an emphasis on revenue bonds, our limited exposure to Puerto Rico, and the fund’s low fees. Our conservative overall interest rate positioning, which included an above-average allocation to cash and short-term investments, detracted modestly. The fund remained favorably ranked among its peers over longer time periods. (Based on cumulative total return, Lipper ranked the Virginia Tax-Free Bond Fund 5 of 32, 4 of 31, 9 of 29, and 3 of 23 funds in the Virginia municipal debt funds category for the 1-, 3-, 5-, and 10-year periods ended February 28, 2014, respectively. Past performance cannot guarantee future results.)

The fund’s returns rebounded sharply over the past six months. Despite broader credit concerns focused on problems with Detroit and Puerto Rico, gains for the fund and market were driven by a sharp decline in long- and intermediate-term municipal bond yields. Even with the decline in yields, however, the fund’s dividends per share remained constant over the past six months, at $0.21.

Although we kept the portfolio’s emphasis on longer-term securities, we trimmed our exposure to such issues slightly. Holding fewer longer-term issues reduced the interest rate sensitivity of the portfolio, which was reflected in a significant decline in the portfolio’s duration. As shown in the Portfolio Characteristics table on page 7, our weighted average maturity declined by about half of a year, from 17.2 years at the end of last August to 16.6 years at the end of February, while duration declined from 6.0 years to 4.7 years. This positioning detracted a bit from relative performance over the last six months as interest rates fell. Nevertheless, we plan to maintain this more conservative profile, as we expect the upward pressure on rates will resume over the next year or two.

In terms of our sector positioning, we continued our emphasis on revenue sectors. We are attracted to the relative security of specific claims on revenues versus generic pledges of taxing power associated with GOs, and revenue sectors typically also provide more yield. Our largest sector weight throughout 2013 was the transportation sector. Our notable investments in this segment include many of the recently issued public-private partnerships, including Elizabeth River Crossings, Route 460 Funding Corp., and I-95 Express Lanes. The commitment of the Commonwealth of Virginia to the success of these projects was a significant tipping factor for our involvement in the debt offerings. For most of the early part of 2013, these issues performed poorly as yields rose and credit spreads—or the additional yield demanded by investors for assuming more credit risk—widened considerably. We used the weakness to add to our holdings late in the year at yields well above 6%, however, and these positions were among our top performers over the past six months. Recently, we pared some of our big winners, but we maintain core holdings in some of these higher-yielding projects. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Finally, the fund’s negligible exposure to the debt of Puerto Rico as our fiscal year began was a boon to relative performance. Bonds from the commonwealth are widely held because their income is tax-exempt in all states. As discussed earlier, however, these issues performed very poorly over the past year as the precarious state of Puerto Rico’s finances became generally recognized. Our ability to avoid this pitfall can be credited to our strong research team, which guided us well once again.

OUTLOOK

The decline in municipal bond prices that we witnessed during 2013 has rattled some investors, but it does not represent a fundamental change in the nature, quality, or risk characteristics of the market. We continue to believe that it is a high-quality market, with good investment opportunities for those with a long-term focus—particularly those in the highest tax brackets—in what is still a very low interest rate environment. The underperformance of long-term munis has made their nominal and taxable-equivalent yields more attractive, but price declines are likely if market outflows resume and interest rates start rising again.

We have been concerned about the potential for rising rates for some time. Our interest rate strategy and economics teams regularly make forward-looking projections of rates and yield curves, and we incorporate these assessments into our investment strategies. Given the potential for rates to rise further, we will remain careful with any investment shift that might materially increase our portfolio’s interest rate sensitivity. However, we believe further rate increases will be more modest than what we have seen since the spring of 2013.

Irrespective of interest rate movements, the credit and economic environment for municipalities is starting to get better but could remain challenging. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. Also, improvements in the health of the real estate market should translate into stabilizing property tax revenues for local governments.

State and local government liabilities such as pension benefits and health care costs are a growing long-term concern. While most municipal governments are maintaining balanced budgets, fewer municipalities have addressed these longer-term liabilities meaningfully. States will need to continue these efforts on their own, as a federal bailout of state and local governments without some losses to bondholders seems unlikely. We continue to monitor Detroit’s bankruptcy proceedings closely because there is the potential for adverse legal precedents to arise out of the case. As for Puerto Rico, our dedication to thorough, fundamental credit research has helped us minimize our exposure to this increasingly risky yet significant issuer of municipal bonds. Puerto Rico is working hard to turn its fiscal situation around, but significant challenges remain, and a debt restructuring seems likely without a strong economic rebound.

We believe T. Rowe Price’s strong credit research capabilities have been, and will remain, an asset for our investors. Even as interest rates return to more normal levels, bonds will still be an important asset class, and we expect to continue finding good investment opportunities for long-term-oriented, income-seeking investors. We continue to conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our long-term investors well.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the Investment Advisory Committee

March 13, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all mutual funds, the fund’s share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed rate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates and vice versa.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue bonds: Bonds issued to fund specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
MUNICIPAL SECURITIES 98.5%		
VIRGINIA 87.6%		
Albemarle County Economic Dev. Auth., Westminster-Canterbury Blue Ridge, 4.625%, 1/1/32	3,500	3,103
Albemarle County Economic Dev. Auth., Westminster-Canterbury Blue Ridge, 5.00%, 1/1/42	2,950	2,607
Alexandria, 5.00%, 6/15/22 (Prerefunded 6/15/16) (1)	1,915	2,119
Alexandria, 5.00%, 6/15/23 (Prerefunded 6/15/16) (1)	2,915	3,225
Alexandria IDA, Episcopal High School, 4.50%, 1/1/33	3,610	3,725
Alexandria IDA, Episcopal High School, 4.75%, 1/1/36	1,450	1,526
Alexandria IDA, Episcopal High School, 5.00%, 1/1/29	3,690	3,806
Alexandria IDA, Episcopal High School, 5.00%, 1/1/40	2,920	3,094
Arlington County, GO, 5.00%, 8/1/16	1,075	1,198
Arlington County IDA, Virginia Hosp. Center, 5.00%, 7/1/31	7,540	7,954
Bedford County Economic Dev. Auth., Public Fac. 5.25%, 5/1/31 (Prerefunded 5/1/16) (1)(2)	2,160	2,390
Capital Region Airport Commission, 4.00%, 7/1/19	600	674
Capital Region Airport Commission, 4.00%, 7/1/20	1,160	1,290
Capital Region Airport Commission, 4.00%, 7/1/24	1,000	1,057
Capital Region Airport Commission, 4.25%, 7/1/21	500	559
Capital Region Airport Commission, 5.00%, 7/1/23	600	698
Capital Region Airport Commission, VRDN, 0.04%, 6/1/35	1,850	1,850
Charles City County IDA, Waste Management, IDRB, VR 1.875%, 4/1/27 (3)	3,000	3,032
Chesapeake Bay Bridge & Tunnel Dist., 5.50%, 7/1/25 (2)	6,235	7,096
Chesapeake Toll Road, STEP, 0.00%, 7/15/40	3,875	1,927
Chesterfield County, Public Improvement, GO, 5.00%, 1/1/25	3,750	4,223
Chesterfield County Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/42 (4)	7,030	7,317
Chesterfield County Economic Dev. Auth., Virginia Electric & Power, PCR, 5.00%, 5/1/23	4,930	5,454
Fairfax, 5.00%, 1/15/30 (Prerefunded 1/15/15) (1)	2,000	2,085

Fairfax County, Public Improvement, GO, Series A1 5.00%, 4/1/15	3,000	3,159
Fairfax County, Public Improvement, GO, Series A2 5.00%, 4/1/15	1,500	1,580
Fairfax County Economic Dev. Auth., Goodwin House 5.00%, 10/1/22	4,000	4,234
Fairfax County Economic Dev. Auth., Goodwin House 5.125%, 10/1/37	8,250	8,367
Fairfax County Economic Dev. Auth., Gov't. Center Properties 5.00%, 5/15/14	5,000	5,052
Fairfax County Economic Dev. Auth., Joint Public Use 5.00%, 5/15/25	6,100	6,593
Fairfax County Economic Dev. Auth., Silver Line Phase I 5.00%, 4/1/29	1,390	1,516
Fairfax County Economic Dev. Auth., Silver Line Phase I 5.00%, 4/1/30	1,815	1,968
Fairfax County Economic Dev. Auth., Silver Line Phase I 5.00%, 4/1/31	2,855	3,067
Fairfax County Economic Dev. Auth., Silver Line Phase I 5.00%, 4/1/36	12,650	13,300
Fairfax County Economic Dev. Auth., Special Project Route 28 4.50%, 4/1/36	4,550	4,661
Fairfax County Economic Dev. Auth., Vinson Hall 5.00%, 12/1/47	3,000	2,705
Fairfax County IDA, Inova Health, 5.00%, 5/15/25	2,750	3,018
Fairfax County IDA, Inova Health, 5.00%, 5/15/40	20,965	22,104
Fairfax County IDA, Inova Health, 5.50%, 5/15/35	8,725	9,441
Fairfax County IDA, Inova Health, VRDN, 0.03%, 5/15/26	3,960	3,960
Fairfax County IDA, Inova Health, VRDN, 0.03%, 5/15/35	4,515	4,515
Fairfax County Redev. & Housing Auth., 5.00%, 10/1/39	3,515	3,675
Fairfax County Water Auth., 4.00%, 4/1/29	3,925	4,100
Fairfax County Water Auth., 5.80%, 1/1/16 (5)	1,575	1,679
Fauquier County IDA, Fauquier Hosp., 5.00%, 10/1/27 (Prerefunded 10/1/17) (1)	400	463

Fauquier County IDA, Fauquier Hosp., Series A 5.25%, 10/1/37 (Prerefunded 10/1/17) (1)	195	227
Fauquier County IDA, Fauquier Hosp., Series B 5.25%, 10/1/37 (Prerefunded 10/1/17) (1)	2,670	3,113
Fredericksburg, GO, 4.75%, 7/15/37	7,790	8,228
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.25%, 6/15/19	2,875	3,215
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.25%, 6/15/21	2,345	2,568
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.25%, 6/15/23	2,600	2,788
Fredericksburg IDA, Mary Washington Healthcare Medicorp Health, 5.125%, 6/15/33	2,300	2,301
Fredericksburg IDA, Mary Washington Healthcare Medicorp Health, 5.25%, 6/15/27	6,170	6,176
Giles County IDA, Hoechst Celanese, PCR, 5.95%, 12/1/25 (3)	1,610	1,610
Giles County IDA, Hoechst Celanese, PCR, 6.45%, 5/1/26 (3)	3,620	3,637
Greater Richmond Convention Center, 5.00%, 6/15/24 (2)	4,795	5,063
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/15 (2)	500	529
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/20 (2)	1,825	1,932
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/23 (2)	2,000	2,112
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/30 (2)	5,000	5,208
Hampton Roads Sanitation Dist., Wastewater, 5.00%, 4/1/26	3,000	3,392
Hampton Roads Sanitation Dist., Wastewater, 5.00%, 4/1/28	6,000	6,645
Hampton Roads Sanitation Dist., Wastewater, 5.00%, 11/1/34	3,300	3,581
Hanover County Economic Dev. Auth., Covenant Woods Retirement Community, 5.00%, 7/1/47	1,985	1,657
Hanover County IDA, Bon Secours Health, 6.375%, 8/15/18 (2)	685	750
Henrico County, GO, 4.00%, 8/1/28	420	443

Henrico County, Public Improvement, 5.00%, 12/1/25 (Prerefunded 12/1/18) (1)	1,250	1,485
Henrico County Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/30	6,685	7,075
Henrico County Economic Dev. Auth., Collegiate School 4.00%, 4/15/37	4,065	3,835
Henrico County Economic Dev. Auth., Collegiate School 4.00%, 4/15/42	3,595	3,260
Henrico County Economic Dev. Auth., Collegiate School 5.25%, 4/15/32	4,350	4,792
Henrico County IDA, Bon Secours Health, 6.00%, 8/15/16 (2)	3,185	3,367
Henrico County IDA, Bon Secours Health, 6.25%, 8/15/20 (2)	1,750	2,013
Henrico County Water & Sewer, 4.75%, 5/1/27	4,535	4,928
Henrico County Water & Sewer, 5.00%, 5/1/36 (Prerefunded 5/1/16) (1)	5,000	5,495
Hopewell, Water and Sewer, 5.00%, 7/15/42	4,050	4,291
Hopewell IDA, Smurfit-Stone Container Corp., EC 5.25%, 6/1/15	2,000	5
Isle of Wight County, GO, 5.00%, 7/1/43	3,230	3,474
James City County, GO, 5.00%, 12/15/27	4,705	5,024
James City County Economic Dev. Auth., Windsormeade, United Methodist Homes, 2.00%, 10/1/48	753	12
James City County Economic Dev. Auth., Windsormeade, United Methodist Homes, 6.00%, 6/1/43	2,328	1,928
Lexington IDA, Kendal at Lexington, 5.50%, 1/1/37	2,300	2,219
Lexington IDA, V.M.I. Dev. Board, 5.00%, 12/1/36	6,325	6,786
Lexington IDA, Washington & Lee Univ., 4.75%, 1/1/43	1,225	1,288
Lexington IDA, Washington & Lee Univ., 5.00%, 1/1/43	6,725	7,230
Loudoun County IDA, Falcons Landing, 6.00%, 8/1/24	4,000	4,030
Loudoun County IDA, Howard Hughes Medical Institute Series E, VRDN, 0.02%, 2/15/38	1,500	1,500
Loudoun County IDA, Howard Hughes Medical Institute Series F, VRDN, 0.02%, 2/15/38	2,100	2,100

Loudoun County IDA, Howard Hughes Medical Institute, VRDN 0.03%, 2/15/38	3,505	3,505
Loudoun County Sanitation Auth., Water & Sewer 5.00%, 1/1/24 (Prerefunded 1/1/15) (1)(2)	1,415	1,473
Loudoun County Sanitation Auth., Water & Sewer 5.00%, 1/1/29	1,355	1,398
Louisa IDA, Virginia Electric & Power, PCR 1.50%, 11/1/35 (Tender 12/1/14)	2,500	2,511
Manassas Park Economic Dev. Auth., 5.00%, 7/15/20	640	679
Manassas Park Economic Dev. Auth., 6.00%, 7/15/35	1,850	1,952
New Port CDA, Special Assessment, 5.60%, 9/1/36	1,000	617
Newport News, 5.00%, 3/1/21 (Prerefunded 3/1/17) (1)	2,000	2,270
Newport News Economic Dev. Auth., 5.25%, 1/15/21 (Prerefunded 1/15/16) (1)	1,335	1,457
Norfolk, Capital Improvement, GO, 5.00%, 4/1/28	5,000	5,466
Norfolk, GO, 4.00%, 10/1/15	2,010	2,131
Norfolk Airport Auth., 5.00%, 7/1/20	1,385	1,589
Norfolk Airport Auth., 5.00%, 7/1/21	1,000	1,146
Norfolk Economic Dev. Auth., BBL ODU, 5.625%, 11/1/15 (3)	135	134
Norfolk Economic Dev. Auth., BBL ODU, 6.00%, 11/1/36 (3)	1,435	1,205
Norfolk Economic Dev. Auth., Sentara Healthcare 5.00%, 11/1/43	1,295	1,355
Norfolk Parking, 5.00%, 2/1/25 (Prerefunded 2/1/15) (1)(2)	6,285	6,565
Norfolk Water, 5.00%, 11/1/28	1,730	1,973
Norfolk Water, 5.00%, 11/1/29	1,145	1,297
Norfolk Water, 5.00%, 11/1/31	1,035	1,156
Norfolk Water, 5.00%, 11/1/42	12,735	13,587
Peninsula Ports Auth., Virginia Baptist Homes, 5.25%, 12/1/21	1,200	1,150
Peninsula Ports Auth., Virginia Baptist Homes 5.375%, 12/1/26	1,000	911
Peninsula Ports Auth., Virginia Baptist Homes, 5.40%, 12/1/33	1,000	847
Pittsylvania County, GO, 5.75%, 2/1/30	1,500	1,649

Portsmouth, GO, 5.25%, 7/15/21	1,300	1,523
Portsmouth, GO, 5.25%, 7/15/22	1,365	1,600
Portsmouth, GO, 5.25%, 7/15/24	525	612
Portsmouth, GO, 5.25%, 7/15/25	670	776
Portsmouth, Public Utility, GO, 4.00%, 7/15/17	1,000	1,114
Powhatan County, GO, 5.00%, 1/15/32	2,000	2,181
Prince William County Service Auth., Water & Sewer 5.00%, 7/1/32	935	980
Prince William County Service Auth., Water & Sewer 5.00%, 7/1/32 (Prerefunded 7/1/15) (1)	2,515	2,676
Richmond, Public Utilities, 5.00%, 1/15/28	1,000	1,134
Richmond, Public Utilities, 5.00%, 1/15/40	10,000	10,539
Richmond Metropolitan Auth., Expressway 5.25%, 7/15/22 (5)(6)	1,740	2,052
Richmond Metropolitan Auth., Expressway, Series A 5.25%, 7/15/22 (6)	5,235	5,953
Richmond Metropolitan Auth., Expressway, Series B 5.25%, 7/15/22 (6)	3,000	3,412
Roanoke Economic Dev. Auth., Carilion Clinic, 5.00%, 7/1/27 (4)	4,250	4,537
Roanoke Economic Dev. Auth., Carilion Clinic 6.125%, 7/1/17 (2)(5)	7,205	7,958
Roanoke Economic Dev. Auth., Lutheran Homes Brandon Oaks 6.625%, 12/1/44	3,000	3,046
Route 460 Funding Corp., Toll Road, 5.125%, 7/1/49	8,000	8,085
Russell County IDA, Appalachian Power, PCR, 4.625%, 11/1/21	8,750	9,475
Spotsylvania County Water & Sewer, 5.00%, 6/1/24 (4)	2,575	2,718
Spotsylvania County Water & Sewer, 5.00%, 6/1/25 (4)	1,385	1,546
Spotsylvania County Water & Sewer, 5.00%, 6/1/26 (4)	1,450	1,617
Stafford County Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.25%, 6/15/24	1,000	1,027
Tobacco Settlement Fin. Corp., 5.625%, 6/1/37 (Prerefunded 6/1/15) (1)	1,000	1,068

Tobacco Settlement Fin. Corp., Tobacco Industry 5.00%, 6/1/47	5,025	3,517
Univ. of Virginia, 5.00%, 6/1/40	9,655	10,615
Virginia, GO, 5.00%, 6/1/27	2,000	2,261
Virginia, GO, 5.00%, 6/1/30	320	352
Virginia College Building Auth., 21st Century, 4.75%, 2/1/27	6,810	7,386
Virginia College Building Auth., 21st Century, 4.75%, 2/1/29	2,050	2,221
Virginia College Building Auth., 21st Century, 5.00%, 2/1/26	1,860	2,113
Virginia College Building Auth., 21st Century, 5.00%, 2/1/29	3,000	3,356
Virginia College Building Auth., 21st Century, VRDN 0.04%, 2/1/26	3,040	3,040
Virginia College Building Auth., Public Higher Ed. Fin. Program 4.50%, 9/1/25	12,350	13,614
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/15	2,800	3,003
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/16	950	1,061
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/16 (5)	50	56
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/24 (Prerefunded 9/1/15) (1)	3,290	3,526
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/26	5,455	6,234
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/26 (Prerefunded 9/1/18) (1)	45	53
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/28	5,955	6,653
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/28 (Prerefunded 9/1/18) (1)	45	53
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/29	10,000	11,221
Virginia College Building Auth., Univ. of Richmond 4.00%, 3/1/42	8,000	8,012

Virginia College Building Auth., Washington & Lee Univ. 5.25%, 1/1/26 (2)	400	470
Virginia College Building Auth., Washington & Lee Univ. 5.25%, 1/1/31 (2)	5,900	6,942
Virginia College Building Auth., Washington & Lee Univ. 5.75%, 1/1/34	10,000	12,607
Virginia HDA, Multi-Family, 5.00%, 12/1/39	5,000	5,163
Virginia HDA, Multi-Family, 5.00%, 10/1/44	6,540	6,747
Virginia HDA, Multi-Family, 5.00%, 4/1/45	2,260	2,323
Virginia HDA, Multi-Family, 5.00%, 6/1/45	3,050	3,144
Virginia HDA, Multi-Family, 5.35%, 10/1/43	7,710	8,119
Virginia HDA, Multi-Family, 5.625%, 6/1/39	1,250	1,325
Virginia HDA, Multi-Family, 5.75%, 6/1/43	4,000	4,258
Virginia HDA, Single Family, 4.75%, 4/1/21 (3)	2,925	3,071
Virginia HDA, Single Family, 4.75%, 10/1/21 (3)	2,850	2,981
Virginia HDA, Single Family, 4.80%, 7/1/29	9,615	9,619
Virginia HDA, Single Family, 4.85%, 1/1/25 (3)	85	86
Virginia HDA, Single Family, 4.85%, 1/1/36 (3)	8,885	8,939
Virginia HDA, Single Family, 5.05%, 7/1/26 (3)	2,600	2,687
Virginia HDA, Single Family, 5.10%, 10/1/35 (3)	410	417
Virginia Port Auth., 5.00%, 7/1/35	3,500	3,824
Virginia Port Auth., 5.00%, 7/1/36	3,500	3,818
Virginia Public Building Auth., 5.00%, 8/1/17	1,000	1,150
Virginia Public Building Auth., 5.00%, 8/1/29	1,750	1,976
Virginia Public Building Auth., 5.00%, 8/1/31	10,925	12,041
Virginia Public Building Auth., 5.25%, 8/1/28	1,475	1,662
Virginia Public School Auth., 1997 Resolution, GO 4.50%, 8/1/37	1,475	1,515
Virginia Public School Auth., 1997 Resolution, GO 5.00%, 8/1/28	5,500	6,137

Virginia Public School Auth., 1997 Resolution, GO 5.25%, 8/1/33	1,000	1,105
Virginia Resources Auth., Clean Water, 4.75%, 10/1/26	11,255	12,499
Virginia Resources Auth., Clean Water, 5.00%, 10/1/29	1,500	1,726
Virginia Resources Auth., Clean Water, 5.00%, 10/1/31	2,400	2,674
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/30	660	738
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/31	3,390	3,807
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/36	4,665	5,135
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/40	4,775	5,151
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/42	4,650	5,034
Virginia Resources Auth., Infrastructure Pooled Fin. 5.125%, 11/1/38	490	537
Virginia Resources Auth., Infrastructure Pooled Fin. 5.25%, 11/1/25	2,000	2,318
Virginia Resources Auth., Infrastructure Pooled Fin., Series B 5.00%, 11/1/33	5,000	5,475
Virginia Resources Auth., Infrastructure Pooled Fin., Series C 5.00%, 11/1/33	1,910	2,098
Virginia Small Business Fin. Auth., 95 Express Lanes 5.00%, 7/1/34 (3)	1,250	1,225
Virginia Small Business Fin. Auth., 95 Express Lanes 5.00%, 1/1/40 (3)	8,825	8,557
Virginia Small Business Fin. Auth., Elizabeth River Crossings 6.00%, 1/1/37 (3)	6,500	6,911
Virginia Small Business Fin. Auth., Sentara Healthcare 4.50%, 11/1/25	2,100	2,224
Virginia Small Business Fin. Auth., Sentara Healthcare 5.00%, 11/1/40	5,685	5,927
Virginia Small Business Fin. Auth., Wellmont Health 5.25%, 9/1/37	1,155	1,162

Virginia Transportation Board, 4.75%, 5/15/35	14,500	15,437
Virginia Transportation Board, 5.00%, 5/15/25	3,740	4,078
Virginia Transportation Board, 5.00%, 5/15/33	17,500	19,148
Virginia Transportation Board, Federal Highway, GAN 5.00%, 9/15/16	1,250	1,398
Virginia Transportation Board, Route 58, 5.00%, 5/15/25	1,160	1,265
Washington County IDA, Mountain States Health Alliance 7.25%, 7/1/19	2,015	2,239
Washington County IDA, Mountain States Health Alliance 7.75%, 7/1/38	2,000	2,297
Winchester IDA, Valley Health, 5.125%, 1/1/31	9,470	9,776
Winchester IDA, Valley Health, 5.625%, 1/1/44	3,550	3,797
Winchester IDA, Valley Health, 5.85%, 1/1/44	1,620	1,645
York County Economic Dev. Auth., Virginia Electric & Power PCR, 4.05%, 5/1/33 (Tender 5/1/14)	2,000	2,011
		792,892

DISTRICT OF COLUMBIA 8.4%

Metropolitan Washington Airports Auth., 5.00%, 10/1/22	5,550	6,418
Metropolitan Washington Airports Auth., 5.00%, 10/1/27 (3)	2,500	2,720
Metropolitan Washington Airports Auth., 5.00%, 10/1/28 (3)	2,000	2,161
Metropolitan Washington Airports Auth., 5.00%, 10/1/35	5,470	5,840
Metropolitan Washington Airports Auth., 5.625%, 10/1/39	15,500	17,177
Metropolitan Washington Airports Auth., Dulles Toll Road 5.25%, 10/1/44	16,715	17,278
Metropolitan Washington Airports Auth., Dulles Toll Road Zero Coupon, 10/1/41 (7)	2,000	2,023
Metropolitan Washington Airports Auth., Series A 5.00%, 10/1/29	1,500	1,675
Metropolitan Washington Airports Auth., Series B 5.00%, 10/1/29	7,230	7,974
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/24	5,300	6,110

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Virginia Tax-Free Bond Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2014:

There were no material transfers between Levels 1 and 2 during the year.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $87,917,000 and $188,019,000, respectively, for the year ended February 28, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended February 28, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 28, 2014 and February 28, 2013, totaled $33,754,000 and $34,069,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2014, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. The fund’s available capital loss carryforwards as of February 28, 2014, expire as follows: $3,176,000 in fiscal 2017 and $1,598,000 in fiscal 2018; $6,643,000 have no expiration.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2014, expenses incurred pursuant to these service agreements were $91,000 for Price Associates and $176,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and
Shareholders of Virginia Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virginia Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 16, 2014

Tax Information (Unaudited) for the Tax Year Ended 2/28/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $26,000 from short-term capital gains

  $34,160,000 which qualified as exempt-interest dividends.
Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); Director, BioMed Realty Trust (2013 to present)
[157]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1986	present); Director and Member of the Advisory Board, Deutsche
[157]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007) and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2013	Syniverse Holdings, Inc. (2008 to 2011)
[157]

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital
(1943)	Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon
[157]	Property Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human Resources
(1956)	and Corporate Initiatives (2004 to 2010)
2013
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[157]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)
[157]

*Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price,
(1970)	T. Rowe Price Group, Inc., and T. Rowe Price International
2010
[52]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With State Tax-Free Income Trust	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Municipal Credit
Research Analyst, Barclays (to 2011)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia S. Deford (1957)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Michael K. Sewell (1982)	Vice President, T. Rowe Price
Assistant Vice President

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price
Vice President	Trust Company; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.; Chief
Investment Officer

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,862,000 and $1,651,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date April 16, 2014